HMO EXCESS RISK
                              REINSURANCE AGREEMENT


                  (hereinafter referred to as the "Agreement")


                         RELIASTAR CONTRACT #109132 001


                                    issued to



                             WELLCARE OF CONNECTICUT
                                 NORTH HAVEN, CT


                     (hereinafter referred to as the "Plan")


                                       by



                        RELIASTAR LIFE INSURANCE COMPANY
                             MINNEAPOLIS, MINNESOTA


                  (hereinafter referred to as the "Reinsurer")

                                TABLE OF CONTENTS
                                                                        PAGE NO.

DECLARATIONS...................................................................3

                                    ARTICLES

ARTICLE I.     DEFINITIONS.....................................................4
ARTICLE II.    COMMENCEMENT AND TERMINATION....................................8
ARTICLE III.   REINSURANCE COVERAGE...........................................10
ARTICLE IV.    PREMIUM PAYMENT................................................14
ARTICLE V.     NOTICE OF LOSSES...............................................15
ARTICLE VI.    REPORTS, RECORDS AND AUDITS....................................16
ARTICLE VII.   ARBITRATION....................................................18
ARTICLE VIII.  INSOLVENCY.....................................................19
ARTICLE IX.    LIMITATIONS OF REINSURANCE.....................................20
ARTICLE X.     GENERAL PROVISIONS.............................................22
SIGNATURE PAGE................................................................24
ATTACHMENT A   CURRENT HOSPITAL/PHYSICIAN CONTRACTED RATES....................25
ATTACHMENT B   APPLICABLE MEMBER SERVICE AGREEMENT(S).........................26
ATTACHMENT C   HMO EXCESS RISK REINSURANCE RENEWAL AGREEMENT FORM.............27
ATTACHMENT D   RENEWAL REQUEST FORM AND QUESTIONNAIRE.........................28
ATTACHMENT E   MONTHLY REINSURANCE LOSS REPORT FORM...........................31
ATTACHMENT F   REQUEST FOR REINSURANCE REIMBURSEMENT FORM.....................32

                                  ENDORSEMENTS
ENDORSEMENT OAC   OUT OF AREA CONVERSION......................................35
ENDORSEMENT R     ACCESS TO SERVICES AVAILABLE THROUGH
                    RELIASTAR LIFE INS. CO....................................36
                  EXHIBIT A-1 ROSE(R)EDUCATION RESOURCES......................39
                  EXHIBIT A-2 ROSEBUD(R)......................................39
                  EXHIBIT A-3 ACCESS TO TRANSPLANT NETWORK ...................40
                  EXHIBIT A-4 ROSE CONSULTING AND EXPERTS.....................41
                  EXHIBIT A-5 ACCESS TO PROVIDER NETWORK ORGANIZATION.........42
                  EXHIBIT A-6 ACCESS TO DISEASE MANAGEMENT SERVICES...........43
ENDORSEMENT ER EXPERIENCE REFUND..............................................44

                                  DECLARATIONS

This Agreement shall be construed as an honorable undertaking between the parties with mutual obligations of utmost good faith and fair dealing. The Plan has disclosed and will continue to disclose to Reinsurer timely, accurate, and complete information concerning every matter that may affect Reinsurer's judgment in entering into and/or continuing this Agreement with the Plan and in evaluating the acceptability of the terms, rates, and conditions of this Agreement. Complete disclosure shall require the inclusion of any material fact required to be stated or necessary to prevent statements from being misleading.

This Agreement between Plan and Reinsurer is conditioned upon the Plan having a valid license to operate in the State of Connecticut and all other licenses and approvals needed to conduct the business reinsured under this Agreement. It is hereby agreed that in consideration of the promises, terms and conditions contained in this Agreement, Plan cedes to and Reinsurer reinsures, a portion of Plan's non-administrative costs in providing or arranging for the delivery of health services to Members enrolled under its Member Service Agreements.

                                    ARTICLE I

DEFINITIONS

The following definitions apply to the terms used within this Agreement. In the event of conflict in the meaning of the terms or the content of provisions between this Agreement and the Member Service Agreements, provider contracts or management service contracts, the definitions herein and the provisions of this Agreement will govern.

THE INCLUSION OF A DEFINITION OF A FACILITY, SERVICE OR PROVIDER IN THIS ARTICLE OR ELSEWHERE IN THIS AGREEMENT, DOES NOT AUTOMATICALLY MEAN THAT REINSURANCE IS PROVIDED IN RESPECT TO THAT FACILITY, SERVICE OR PROVIDER. ONLY THOSE ELIGIBLE SERVICES STATED UNDER ARTICLE III - REINSURANCE COVERAGE, WILL BE CONSIDERED COVERED BY THE REINSURANCE PROVIDED UNDER THIS AGREEMENT.

A. "Agreement Year" shall mean the period beginning and ending on the dates shown in Article II - Commencement and Termination, at 12:01 a.m. at the headquarters location of the Plan.

B. "Commercial" population covered shall mean those Members covered under non-Medicare, non-Medicaid, and non-Point of Service Member Service Agreements. For purposes of this Agreement, the Commercial population covered does not include Point of Service population(s) covered.

C. "Eligible Home Health Care Services" shall mean those services which are provided by a home health care agency licensed and operated under the jurisdiction where it provides services, furnished to a Member in his/her home, and in accordance with a plan of care prescribed by a licensed physician and reevaluated at least every 30 days. Eligible Home Health Care Services will include only nursing care by a registered graduate nurse (R.N.) or a licensed practical nurse (L.P.N.); a licensed physical, speech or occupational therapist; medical supplies, laboratory or x-ray services provided by or on behalf of the home health care agency.

D. "Eligible Inpatient Acute Rehabilitation Services" shall mean those services which are part of a separate and distinct inpatient program which provides highly skilled rehabilitation care to registered bed patients. To be eligible, the Member must require and be able to tolerate, and participate in, a comprehensive level of rehabilitation services including at least three therapy treatments per day and have restorative rehabilitation goals that can be accomplished through the hospitalization. These services must occur immediately or within 60 days following an Eligible Inpatient Hospital Services stay.

E. "Eligible Inpatient Hospital Services" shall be those acute care services rendered to Member registered bed patients, for which there is a room and board charge, and which are covered by the Plan under its Member Service Agreements. Acute care services shall mean short-term diagnostic and therapeutic services, which are required to be provided in a licensed acute care hospital. Eligible Inpatient Hospital Services include only those amounts charged by a licensed acute care hospital. Eligible Inpatient Hospital Services shall not include ambulance, physician or surgeon charges. Acute care services do not include, by way of example and without any limitation whatsoever, custodial care, long-term care, subacute care, extended care, skilled nursing facility, transitional care, and care that is rendered primarily for the purpose of ventilator management.

F. "Eligible Out of Area Emergency Services" shall mean those hospital treatments or services rendered to Member registered bed patients, for which there is a room and board charge, for serious or life-threatening illnesses or injuries. Such services must be rendered outside the Plan's service area, in a non-contracted facility, and are eligible until such time that the Member is medically stable for transport to a Plan's contracted facility.

G. "Eligible Outpatient Health Services" shall mean those diagnostic and therapeutic services and products, generally and customarily provided in an ambulatory care setting, including chemotherapy treatment, injectable drugs, blood products and clotting factors, dialysis treatment, home health agency services, and durable medical equipment. Eligible Outpatient Health Services shall also include the facility charges for ambulatory surgical procedures, x-rays and diagnostic procedures, radiation therapy, lab and pathology and physical therapy/occupational therapy /speech therapy. Eligible Outpatient Health Services do not include Eligible Inpatient Hospital Services, Eligible Physician Services, or ambulance charges.

H. "Eligible Physician Services" shall mean those services provided to Members which are generally and customarily provided by a licensed physician and/or surgeon, for which a physician generally and customarily makes a charge and which are prescribed, directed or authorized by, or on behalf of the Plan in accordance with the terms of the Member Service Agreement. Eligible Physician Services do not include Eligible Related Physician Services, home health agency services, durable medical equipment and prosthetics, drugs, supplies or hospital inpatient or outpatient facility charges.

I. "Eligible Related Physician Services" shall mean those services which are generally and customarily provided in a physician's office or ambulatory setting and are related to Eligible Physician Services. These services may include injectable drugs, blood products and clotting factors, chemotherapy treatment, dialysis treatment, supplies (materials provided by the physician over and above those customarily included with an office visit such as sterile trays or casting materials) and lab and x-ray services submitted on HCFA 1500 or a Reinsurer approved report.

J. "Eligible Services" shall mean all of the medical services for which Reinsurer has agreed to provide reinsurance coverage pursuant to the terms of this Agreement, as selected by the Plan and stated under Article III - Reinsurance Coverage.

K. "Eligible Skilled Nursing Facility Services" shall mean restorative services received in a licensed skilled facility, either freestanding or part of a hospital, that accepts patients in need of rehabilitation and medical care that is of a lesser intensity than that received in an acute care hospital. The skilled nursing facility shall provide twenty-four hour skilled nursing services under the supervision of a physician. Eligible Skilled Nursing Facility Services shall not include custodial care.

L.   "Insolvent" or "Insolvency" shall mean:

     1.   The entry by a court of competent jurisdiction of:

          A.   A final order declaring the Plan insolvent, or

          B. A final order appointing a receiver or receivers, or trustee or trustees, or liquidators, of the Plan or of all or any substantial part of its property; or

     2. The entry of an order pertaining to the Plan for relief under Title 11 of the United States Code or any similar order under any applicable law or statute of the United States or any state thereof.

M. "Loss" shall mean only such amounts as are incurred for Eligible Services provided to a Member during the Agreement Year in accordance with all the limitations of the Member Service Agreement, including definitions pertaining to medical necessity, non-experimental or investigational treatment and services. All Loss amounts are net of any coordination of benefits, subrogation/reimbursement or other recoveries from a third party, and other pricing negotiations.

     Losses must be paid by the Plan prior to being considered for reimbursement under this Agreement. For services paid for under a risk sharing arrangement such as, but not limited to, capitation, proof of services rendered provided to Reinsurer (as defined in Section T, Request For Reinsurance Reimbursement) will, at Reinsurer's discretion, be allowed in lieu of proof of payment. A Loss shall be deemed incurred on the date on which the Member receives the service or treatment. Date of payment is evidenced by the date of the check issued in payment of such service or treatment and/or date of entry to Plan's general ledger. In no event shall the reinsurance coverage be more than the actual amount for which the Plan is liable on any Loss.

N. "Member" shall mean any contract holder, enrollee or eligible dependent who is enrolled and eligible to receive services under a Member Service Agreement for whom reinsurance premium is paid according to the terms of this Agreement.

O. "Member Service Agreement(s)" shall mean the contractual agreement(s) which describe(s) covered services to a Member of the Plan and which is approved by the State of Connecticut. Applicable Member Service Agreement(s) are listed in Attachment B. The Plan shall request reinsurance for all its Members under each Member Service Agreement.

P. "Point of Service" population covered shall mean those Members covered under a Member Service Agreement which allows the covered person to choose to receive service from a participating or non-participating provider, with different benefit levels associated with the use of participating providers.

Q. "Preferred Provider Organization" ("PPO") shall mean a program that contracts with providers of medical care to provide medical services at discounted fees to Members. For purposes of this Agreement, a PPO must have contracted with the Plan.

R. "Renewal Agreement Form" shall mean a form substantially similar to Attachment C, which must be executed by the Plan and Reinsurer, in order for renewal of this Agreement to occur.

S. "Renewal Request Form and Questionnaire" shall mean a form substantially similar to Attachment D (including required back-up and supporting documentation), which must be completed by the Plan and timely returned to Reinsurer pursuant to Article II Section A - Commencement and Termination, in order for renewal of this Agreement to be considered. Reinsurer reserves the right to require additional information from the Plan as part of the Renewal Request Form and Questionnaire to facilitate underwriting.

T. "Request for Reinsurance Reimbursement Form" shall mean a form substantially similar to Attachment F, provided to the Plan by the Reinsurer and all back-up information and supporting documentation required by Reinsurer and provided by the Plan including but not limited to: a fully completed Request for Reinsurance Reimbursement Form; dates of service; dates of payment; amount paid with draft or check numbers with listing of all applicable claim valuations (by international classification of diseases (ICD9), diagnostic related group (DRG), or physician current procedural terminology (CPT) codes as defined in Article III - Reinsurance Coverage) and totaled on computer form or calculator tape; copies of universal hospital billing forms (UB92s) and vendor billings; copy of accident report (if applicable), and invoices/billings for case management fees (if applicable), and returned by the Plan to Reinsurer to evidence payment of Losses eligible for reimbursement according to Article III - Reinsurance Coverage.

U. "Termination Date" shall mean the date this Agreement shall terminate. Reinsurer shall have no liability for any Loss incurred after that date by Members or the Plan, unless the Agreement is otherwise renewed by the Plan pursuant to Article II Section A - Commencement and Termination.


                                   ARTICLE II

COMMENCEMENT AND TERMINATION

A. This Agreement replaces all prior reinsurance agreements between Plan and Reinsurer and shall be effective at 12:01 a.m. at the headquarters location of the Plan on DECEMBER 1, 1999 (Effective Date) and continue through NOVEMBER 30, 2000 (Termination Date). The Agreement shall automatically terminate on the Termination Date. The Agreement may be renewed, at Reinsurer's sole discretion, if the Plan submits a completed Renewal Request Form and Questionnaire to Reinsurer at least thirty (30) days prior to the Termination Date, and the Plan and Reinsurer subsequently execute a Renewal Agreement Form.

B. 1. If payment for any premium is not received by Reinsurer from the Plan as specified in Article IV - Premium Payment, this Agreement shall automatically terminate effective the last day of the last month in which the premium for that month was fully paid, or on the earliest date permitted by applicable law. If Reinsurer receives and accepts payment prior to the end of the month in which the premium was due, coverage under this Agreement shall be continued. Reinsurer may, at its sole discretion, waive the automatic termination from time to time, by providing written notice to the Plan.

     2. This Agreement shall automatically terminate on the date of the Plan's Insolvency or cessation of operations. In the event of the Plan's Insolvency or cessation of operations, the Reinsurer shall have liability for losses incurred after Insolvency or cessation of operations only as specifically provided under the terms of any fully executed Insolvency Endorsement(s).

     3. (a) Reinsurer shall have the right to terminate this Agreement by giving thirty-one (31) days written notice to the Plan, if the Plan:

               (i) loses its license, regulatory or other, to operate any line of business covered under this Agreement;

               (ii) terminates or otherwise loses its Medicare or Medicaid contract or authorization to conduct business;

               (iii) undergoes a change in the existing management service contracts, Provider Service Agreement(s), Errors & Omissions or Directors & Officers insurance coverage, or Member Service Agreement(s) so as to materially alter underwriting of Company's risk or have a material adverse effect on Company; (iv) undergoes a change in majority ownership, is acquired or comes under control of or is merged with another entity, acquires the assets and liabilities of another entity, or changes its business in any way, so as to materially alter underwriting of Company's risk under this Agreement; or (v) fails to act in accordance with the subrogation provisions contained in this Agreement.

          (b) Plan shall give Reinsurer written notice of an event described above as soon as Plan is aware that such event will occur and at least forty-five (45) days before it is to occur. If Plan fails to give Reinsurer timely notice, then Reinsurer shall have the right to terminate the Agreement as of the time termination would have occurred, had the Plan provided timely notice of the relevant event(s).

          (c) In the event any item 3(a)(i)-(v) occurs, the Reinsurer may, at its option, charge an additional premium to the Plan or amend the terms of this Agreement in lieu of termination by providing notice to the Plan. Such written notice shall set forth the date and time Reinsurer will adjust premium or amend the terms of this Agreement, but no sooner than thirty-one (31) days after the receipt of notice from the Plan.

C. Termination of this Agreement shall not terminate the rights or liabilities of either Plan or Reinsurer arising during the period when this Agreement was in force and effect, provided that nothing herein shall be construed to extend Reinsurer's liability for reimbursements under this Agreement for any Loss arising, incurred or paid by the Plan that was not properly reported during the Agreement and after the Termination Date of this Agreement. Notwithstanding the Termination Date stated in Article IIA, the date of termination under Article II Section B (1 through 4) shall be deemed the Termination Date in the event notice of termination is provided pursuant to Article II Section B.


                                   ARTICLE III

REINSURANCE COVERAGE

Reinsurance coverage shall be provided for each Commercial and Point of Service Member, subject to the terms, conditions, exclusions and limitations of this Agreement.

     A.   1. The following Eligible Service(s) are included:

     ELIGIBLE HOME HEALTH CARE SERVICES, ELIGIBLE INPATIENT ACUTE REHABILITATION SERVICES, ELIGIBLE INPATIENT HOSPITAL SERVICES, ELIGIBLE SKILLED NURSING FACILITY AND ELIGIBLE OUT OF AREA EMERGENCY SERVICES.

     For the Eligible Services, the deductible amount for such reinsurance coverage shall be $85, 000 of the Loss for each Commercial and Point of Service Member during each Agreement Year.

     2. (a) ELIGIBLE HOME HEALTH SERVICES furnished to a Member in their home shall be limited for each Member to the lesser of:

               (i)  $400 per day;

               (ii) 100 percent of billed charges;

               (iii) the amount paid by the Plan; or

               (iv) the contracted amount (as approved and on file with
                    Reinsurer and included on Attachment A).

          (b) Eligible Home Health Services shall be limited to a daily maximum amount of $400.

     3. (a) ELIGIBLE INPATIENT ACUTE REHABILITATION SERVICES shall be limited for each Member to the lesser of:

               (i)  $400 per day;

               (ii) 100 percent of billed charges;

               (iii) the amount paid by the Plan; or

               (iv) the contracted amount (as approved and on file with
                    Reinsurer and included on Attachment A).

          (b) Eligible Inpatient Acute Rehabilitation Services shall be limited to a daily maximum amount of $400 per confinement.

     4. (a) ELIGIBLE INPATIENT HOSPITAL SERVICES shall be limited for each Member to the lesser of:

               (i)  $2,000 average per day;

               (ii) 100 percent of billed charges;

               (iii) the amount paid by the Plan; or

               (iv) the contracted amount (as approved and on file with
                    Reinsurer and included on Attachment A).

          (b) Eligible Inpatient Hospital Services shall be limited to an average daily maximum of $2,000 for all hospital stays during each Agreement Year. The average daily maximum shall be calculated by dividing the Loss for acute care services rendered (on a Member by Member basis) to Member registered bed patients, for which there is a room and board charge, by the total number of Member registered bed days during the Agreement Year.

          (c) Any additional services rendered in non-acute care settings, which are considered for reimbursement as defined in Article I, Section E, shall not be included in the calculation of the average daily maximum; however, these services will be subjected to a daily maximum of $400.

          (d) The average daily maximum shall be waived on transplants performed under a Reinsurer-approved transplant contract or network facility with fixed fee or per diem rates. The average daily maximum shall not be waived on transplants performed under a Reinsurer-approved transplant contract or network facility with discounted percent of billed charges rate.

     5. (a) ELIGIBLE OUT OF AREA EMERGENCY SERVICES (HOSPITAL ONLY) shall be limited to each Member to the lesser of:

               (i)  $2,000 average per day;

               (ii) 100 percent of billed charges; or

               (iii) the amount paid by the Plan.

          (b) Eligible Out of Area Emergency Services shall be limited to a daily maximum amount of $2,000 per confinement.

     6. (a) ELIGIBLE SKILLED NURSING FACILITY SERVICES shall be limited to each Member to the lesser of:

               (i)  $400 per day;

               (ii) 100 percent of billed charges;

               (iii) the amount paid by the Plan; or

          (b) Eligible Skilled Nursing Facility Services shall be limited to a daily maximum amount of $400 per confinement.

     7. (a) Once the deductible has been reached in an Agreement Year, Reinsurer shall determine coverage for Eligible Services by starting with the amount eligible pursuant to contract limits, subtracting the deductible, and then multiplying by the percentage coinsurance(s) as stated in this provision. In the case of multiple coinsurance, the calculation shall be made in accordance with the worksheet, Attachment F-Request For HMO Reinsurance Reimbursement Form.

     ELIGIBLE SERVICES:                                          COINSURANCE %
     ------------------                                          -------------
     Home Health Services                                             90
     Inpatient Acute Rehabilitation Services                          90
     Inpatient In Network Hospital Services - fixed fee or            90
         per diem contract
     Inpatient In Network Hospital Services - non-fixed fee           80
         or per diem contract
     Inpatient Out of Network Hospital Services - non-fixed           80
         fee or per diem contract
     Out of Area Emergency Services                                   80
     Skilled Nursing Facility Services                                90
     Organ Transplants-Company Approved Transplant                    90
         Contract
     Organ Transplants Non-Company Approved Transplant                50
         Contract

          (b) Hospital contracts with outlier provisions in which per diems revert to a discount off actual charges or fee-for-service shall not be considered per diem contracts once the outlier threshold is reached.

          (c) In no event shall Eligible Services exceed reasonable market costs as measured by standard industry indices for similar care in the region.

          (d) All transplant-related services that are part of a pre-negotiated, inclusive, package fee, including physician services, will be considered Eligible Inpatient Hospital Services, if provided under a Reinsurer-approved transplant contract or network.

          (e) Unless specified otherwise, Plan Losses shall be reimbursed according to the lesser of billed charges, or the paid amount.

          (f) No coverage change shall be made to this Agreement until actual notice is received by Reinsurer and approved by Reinsurer as provided in Article VI Section A - Report, Records and Audits.

          (g) Current hospital contracted rates negotiated with the Plan shall be included as Attachment A. Changes to hospital contracts shall be reported to the Reinsurer within thirty-one days of the change.

B. The maximum reinsurance coverage payable under this Agreement, during any Agreement Year, for all Eligible Services for each Member shall be $1,000,000.

C. The maximum lifetime reinsurance coverage payable under this Agreement, arising out of and inclusive of all Agreement Years for Eligible Services for each Member shall be $2,000,000.

D. In the event the Agreement is renewed pursuant to Article II Section A - Commencement and Termination, any Loss incurred by the Plan during the last thirty-one (31) days of the previous Agreement Year in which no benefits were payable in connection with such Member's coverage solely, because the deductible limit had not been reached, shall be applied toward satisfaction of the deductible amount for the Member in question in the succeeding Agreement Year.

E. If Reinsurer makes payment for a Loss and it is later shown or discovered that a lesser amount should have been paid, Reinsurer shall be entitled to a prompt refund of the excess paid.


                                   ARTICLE IV

PREMIUM PAYMENT

A. The premium for the reinsurance coverage provided by the Reinsurer under this Agreement shall be for those Members for whom Plan has requested reinsurance coverage from Reinsurer, as follows:

     $0.96 per Member per month for Commercial Members $1.10 per Member per month for Point of Service Members

B. Premiums shall be payable monthly and shall be based on an estimate of the number of Plan Members, by Member classification, covered by this Agreement and eligible to receive Eligible Services for the upcoming month plus an adjustment for the previous months' actual number of Members. When the actual number of Members is higher than the estimate, the premium shall be increased accordingly. When the actual number of Members is lower than the estimate, the premium shall be decreased accordingly.

C. Premiums shall be payable to the Reinsurer at the office of its choice, as indicated in writing to the Plan, due on the first (1st) day of the month and payable no later than the twentieth (20th) day of the month for which they are due.

D. If a written request is received by Reinsurer from the Plan in advance of the date due, Reinsurer may, at its sole option, choose to extend the date due.

E. The premium payment by the Plan to Reinsurer shall be accompanied by a statement signed by an authorized Plan official in which the number of enrolled and eligible Members for the previous month is given. Should the number of enrolled and eligible Members decrease to a number less than SEVENTY-FIVE PERCENT (75% or increase to a number greater than ONE HUNDRED TWENTY-FIVE PERCENT (125%) of the number of Members enrolled in the first month of any Agreement Year, then the Reinsurer may, at its option and upon thirty (30) days written notice and without waiver of any other right or remedy, adjust the premium to reflect such percentage change in membership. Such adjusted premium shall be immediately payable upon notice from Reinsurer.

F. Reinsurer shall have the right to adjust the premium upon thirty (30) days prior written notice effective the anniversary of the Effective Date of the first Agreement Year and at each subsequent anniversary of the Effective Date thereafter. This change will be based, in part, upon Reinsurer's reliance on the Plan's reporting of Losses for the prior Agreement Year.

G. Upon receiving notice, in compliance with and as defined in Article VI - Reports, Records and Audits, of a change in the contracted rates with providers as identified in Attachment A, or Member Service Agreements as identified in Attachment B, Reinsurer may elect to include or not include the change or modification of the Plan from reinsurance coverage, or charge an additional premium to include the change or modification. Reinsurer shall not be liable for any Loss attributable to any change or modification of coverage of the Plan in the event the Plan fails to properly notify Reinsurer pursuant to Article VI - Reports, Records and Audits.


                                    ARTICLE V

NOTICE OF LOSSES

A. Plan shall use its best efforts to give Reinsurer notice of Losses or potential Losses immediately when Plan has reason to believe that a claim under this Agreement will occur and no later than within thirty (30) days from the date on which the Plan has reason to believe a Loss has occurred or is likely to occur.

B. Plan shall submit an updated cumulative Monthly Reinsurance Loss Report (Attachment E), in writing to Reinsurer that shall list the names and amounts for those Members that have received Eligible Services during the Agreement Year exceeding fifty percent (50%) of their individual deductible set forth in Article III Section A. This report shall be updated and submitted within twenty (20) days of the end of each month. Information for each reported Member shall include: the name of the covered Member, diagnosis, inpatient admission and discharge dates, amount paid to date, and estimated potential total costs during the term of the Agreement.

C. 1. In no event shall Reinsurer be liable to the Plan for any Losses unless they are:

          (a) paid by the Plan and reported, in writing, to the Reinsurer within EIGHTEEN (18) months of the effective date of the Agreement Year in which the Loss was incurred, and

          (b) a complete Request for HMO Reinsurance Reimbursement Form (Attachment F, including all required back-up supporting data) has been submitted by the Plan, and received by the Reinsurer, within NINETEEN (19) months of the effective date of the Agreement Year in which the Loss was incurred.

     2. The only exceptions to Article V Section C1 are unsettled Losses due to coordination of benefits, as defined in the Member Service Agreement, and subrogation/reimbursement, which were reported to the Reinsurer according to the terms of this Agreement. The Plan will have TWENTY-FOUR (24) months from the beginning of the Agreement Year in which the Loss was incurred to submit these Losses to the Reinsurer.

D. Reinsurer shall furnish the Plan with a supply of Monthly Reinsurance Loss Report Forms, similar to Attachment E, which shall be used in reporting Losses and potential Losses to the Reinsurer. Reinsurer shall furnish the Plan with a supply of Request for HMO Reinsurance Reimbursement Forms, similar to Attachment F, which shall be used in filing a Loss. Attachments E and F may be customized by Reinsurer to accommodate Plan coverage differences.

E. Plan shall submit a Loss, as set forth in Article V Section C, by furnishing a completed Request For Reinsurance Reimbursement Form and, upon request, any information Reinsurer deems necessary to properly determine Losses payable under this Agreement, including, but not limited to, dates of service, dates of payment, amount paid with draft or check numbers with listing of claim valuations (by ICD9, DRG, or CPT codes) totaled on computer form or calculator tape, copies of itemized expenses, UB 92 forms and vendor billings, accident report (if applicable), and invoices/billings for case management fees (if applicable).

F. If the Plan shall knowingly submit any false claim(s) or Losses or make any material misrepresentations relating to claims or Losses to Reinsurer, this Agreement shall immediately terminate from either the date of such false claim, Loss or material misrepresentation, or the date such false claim, Loss or material misrepresentation is discovered, at Reinsurer's discretion, and the Plan shall reimburse the Reinsurer for any amounts paid under such false claim, Loss or as a result of the material misrepresentations.


                                   ARTICLE VI

REPORTS, RECORDS AND AUDITS

A. Plan shall report to Reinsurer any changes or modifications in any covered benefits included in its Member Service Agreements and any changes or modifications to its contracted rates with providers. The Plan shall send such report to Reinsurer thirty-one (31) days before the effective date of the change so that Reinsurer can evaluate the need for any changes in this Agreement, as specified in Article IV Section G - Premium Payments. No coverage change shall be made to this Agreement until actual notice is received by Reinsurer and approved by Reinsurer, as provided in this Agreement. In the event such notice is received after thirty-one (31) days prior to the Termination Date and the Agreement is not renewed pursuant to
     Article II Section A - Commencement and Termination, Reinsurer shall have the option, in its sole discretion, of applying Article IV Section G - Premium Payments and this provision (Article VI Section A) retrospectively. These referenced provisions shall survive termination of the Agreement.

B. Plan's books and records, relating to reinsurance under this Agreement, to the extent permitted by law, shall be made available to Reinsurer and its authorized representatives for inspection and audit during normal business hours, upon ten (10) days written notice to the Plan by the Reinsurer, on a date and time mutually agreed to by the parties. Plan's books and records shall be maintained and preserved, by the Plan, and made available to the Reinsurer in hard copy, during the time this Agreement is in effect and for a period of seven (7) years thereafter for each applicable record.

C. All information disclosed to Reinsurer by Plan, or to Plan by Reinsurer, either in the course of conducting negotiations or as the result of complying with the terms and conditions of this Agreement, shall be considered to be proprietary and confidential information by both Plan and Reinsurer and shall not be disclosed without written consent of the other, except to its auditors and attorneys, and as required by applicable law or judicial process.

D. The submission of this Agreement or other information related thereto to any department of insurance or other appropriate state regulatory authority such as a department of health or department of public welfare of any state, federal agency or court having jurisdiction over the matter and having a legal right to the information shall not be considered a violation of this Article, provided that the other party is advised in advance of submission.

E. Plan warrants and represents that all reports, books, records and other financial or other information furnished to Reinsurer, including copies of Errors & Omissions and Directors & Officers insurance coverage, are true, complete, and correct in all material respects. Plan warrants that its Errors & Omissions and Directors & Officers coverage shall not decrease during the term of this Agreement. Plan shall provide Reinsurer at least thirty (30) days advance notice of any pending change to such coverages. In the event that the Plan has provided any information to the Reinsurer that is not true, complete, or correct in all material respects, then Reinsurer's remedies include, but are not limited to, termination of this Agreement and adjustment of premium and/or coverage on a retrospective basis to reflect Reinsurer's risk based on the correct quarterly and annual information. This provision shall survive termination of the Agreement.

F. As a condition of reinsurance coverage, Plan shall provide Reinsurer required National Association of Insurance Commissioners financial statements no later than the forty-fifth business day following the Plan's fiscal quarter end for the first three fiscal quarters, and no later than the sixtieth day following the last day of the Plan's fiscal fourth quarter, and audited and pro forma financial statements promptly upon Reinsurer's request. In the event that the Plan fails to comply with Reinsurer's request, then Reinsurer will give the Plan notice of breach and the Plan will have 10 business days from the date of notice to cure the breach. If Plan fails to do so, Reinsurer may at its option terminate this Agreement.


                                   ARTICLE VII

ARBITRATION

A. If any dispute should arise between the Plan and the Reinsurer with reference to the interpretation of this Agreement or their rights with respect to any transaction involved, the dispute shall be referred to three
     (3) arbitrators knowledgeable in the health insurance and reinsurance business, one to be chosen by each party and the third by the two so chosen.

B.   If either party refuses or neglects to appoint an arbitrator within sixty
     (60) days after the receipt of written notice from the other party requesting it do to so, the requesting party may nominate two arbitrators who shall choose the third. Each party shall submit its case to the arbitrators within sixty (60) days of the appointment of the arbitrators. The arbitrators shall render their written opinion within thirty (30) days after conclusion of the case.

C. The arbitrators shall consider this Agreement an honorable engagement rather than merely a legal obligation and may consider the use and custom of the reinsurance industry. They are relieved of all judicial formalities and may abstain from following the strict rules of civil procedure. The decision of a majority of the arbitrators shall be final and binding on both the Plan and the Reinsurer. The expense of the arbitrators and of the arbitration shall be divided equally between the Plan and the Reinsurer. Any such arbitration shall take place in Minneapolis, Minnesota, unless some other location is mutually agreed upon by the Plan and the Reinsurer.

D. The arbitration shall be governed by the United States Arbitration Act, 9 USCss.1 et. seq. and judgment upon the award rendered by the arbitrators may be entered and enforced by any court having jurisdiction over the subject matter. Arbitrators shall not be empowered to award damages in excess of compensatory damages and each party hereby irrevocably waives any damages in excess of compensatory damages.

E. Upon the finding by a court of prejudice or bias by two of the arbitrators against the party appealing, the gross abuse of discretion by the majority of the arbitrators, or the incorrect application of the law by the arbitrators, the decision of the court shall be binding on the parties.


                                  ARTICLE VIII

INSOLVENCY

Except to the extent there is any coverage provided in an insolvency endorsement, in the event of termination of this Agreement due to Insolvency of the Plan, the following rules shall apply for purposes of Losses incurred prior to the date of termination.

A. Reinsurer shall have no obligation with respect to administration of Plan benefits or for making any direct payments to any party other than the Plan or its liquidator, receiver, rehabilitator, trustee, administrator or other statutory successor (collectively referred to as "Successor"). Reinsurer will make payments directly to the Plan or its Successor, with reasonable provisions for verification, without diminution because of the Insolvency of the Plan. The Plan or its Successor will cooperate with Reinsurer in providing full access to Plan records and personnel, at Plan's expense, to enable Reinsurer to reasonably determine its obligations.

B. The Plan or its Successor shall give written notice to the Reinsurer of the pendency of claims against the Insolvent Plan within a reasonable time after such claims are presented to the Plan or its Successor or when such claims are filed in an Insolvency proceeding. During the pendency of such claims the Reinsurer may investigate such claims and interpose, at its own expense, in the proceeding where such claims are to be adjudicated, any defense or defenses which it may deem available to the Plan or its Successor. As soon as practicable after such time as the Plan may become Insolvent, the Plan or it Successor shall take any and all steps necessary to obtain any court approval which may be required to permit expenses incurred by the Reinsurer to be chargeable against the insolvent Plan as part of the expenses of liquidation or rehabilitation. If no such court approval is required, such expenses shall automatically become chargeable as expenses of liquidation or rehabilitation entitled to such priority as may attach as a matter of applicable law. Nothing contained herein requires Reinsurer to take such actions, and Reinsurer's obligations remain limited to Plan's obligations under the Member Service Agreements, the Plan's arrangements with health care providers, and the terms of this Agreement.

C. Notice of Plan's date of Insolvency or date of cessation of operations shall be communicated to Reinsurer by Plan at the earliest possible point in time.

D. The Plan shall notify Reinsurer immediately of the pendency of action which may lead to Insolvency or any intentions the organization may have of ceasing operation. Any time after this notification, and prior to the court having named a successor organization, Reinsurer shall have the first option of entering into an agreement to conserve the Plan. Such agreement may include purchase, sale or management of the Plan.

E. Reinsurer and the Plan or its Successor shall have the right to setoff to the maximum extent permitted by applicable law.


                                   ARTICLE IX

LIMITATIONS OF REINSURANCE

A. Reinsurer's liability to provide reimbursement of Losses to Plan pursuant to this Agreement shall not exceed, in any event, the limits of coverage stated in Article III - Reinsurance Coverage.

B. The Plan is solely responsible for arranging for the provision of all services to its Members, for compensation of all liability to its providers and to its Members, and for payment of all expenses to its Members.

C. This Agreement does not provide reimbursement for salaries paid to employees of the Plan or independent contractor fees paid to representatives of the Plan.

D. Reinsurer shall not have any responsibility or obligation to provide any direct services or pay expenses to any Member of the Plan.

E. This is an agreement for reinsurance solely between Reinsurer and the Plan. Nothing in this Agreement shall create any right or legal contractual relationship between Reinsurer and any Member under a Member Service Agreement.

F. Reinsurer shall not be liable to the Plan, and the Plan shall hold harmless and indemnify Reinsurer, for any of the following:

     1. professional liability or liability for any act or omission, tortious or otherwise, in connection with any services rendered to any person or persons by Plan or any group, entity or person employed by or under contract with a provider agreement under the Plan;

     2. liability assumed by Plan in excess of Plan's Member Service Agreements, including liability under any contract other than Plan's Member Service Agreements;

     3. expenses or Losses which the Plan has paid as settlement, whereby the Plan released any persons or entity from its legal liability;

     4. any liability, Loss or expense caused or contributed to by war, hostilities (whether war be declared or not), invasion, civil war, or participation by Members in riot or civil disturbance;

     5. liability as a result of sickness or accidental injury not specifically covered by the Member Service Agreements, unless notice has been provided in accordance with Article VI Section A and Reinsurer has specifically agreed to provide coverage for such Loss; or

     6. damages, actions or claims made against Reinsurer and caused by the Plan's acts or omissions in administering the Plan's Member Service Agreement.

G. Reinsurer shall not be held liable for the Plan's expenses and losses which are due to any noncompliance or violation of any federal or state or local statute, rule or regulation.

H. Reinsurer shall not be held liable for any amount paid by the Plan for legal expenses, for punitive or exemplary damages, or compensatory damages or any other extra contractual damages awarded to any Member arising out of the conduct of the Plan's investigation, trial or settlement of any claim or failure to pay or delay in payment of any benefits or rendering of any services under its Member Service Agreements or any statutory penalty imposed upon the Plan on account of any unfair trade practice or any unfair claim practice.

I. In no event shall Reinsurer be liable to the Plan for Losses arising from Plan's failure to use reasonable diligence in providing or arranging for case management, and fee negotiation for non-contracted services, to reasonably minimize Losses.


                                    ARTICLE X

GENERAL PROVISIONS

A. This Agreement shall not be assignable without the express prior written consent of the other party.

B. The Plan's eligibility for and/or recoveries for Losses under any other insurance or reinsurance shall reduce Reinsurer's liability under this Agreement.

C. If any payment is made by Reinsurer under this Agreement, Reinsurer shall be subrogated to all of the Plan's right to recover such payment against any Plan Member, person or organization, and the Plan shall execute and deliver instruments and do whatever is necessary to preserve and secure such right. The Plan will promptly notify Reinsurer of any Loss in which there is a likelihood of recovery from a third party. Any recovery made by the Plan shall be reimbursed to Reinsurer to the extent Plan has included payments to be considered under this Agreement.

D. This Agreement constitutes the entire contract of reinsurance. No change in this Agreement shall be valid until approved in writing by an executive officer of Reinsurer and unless such approval is endorsed herein or attached hereto. Except as authorized in writing by Reinsurer, no agent has authority to change this Agreement or to waive any of its provisions. No delay or failure by either party to exercise, at any time, any right or remedy of this Agreement shall constitute a waiver thereof or of such party's right to exercise any right or remedy.

E. All attachments to the Agreement, whether described as an exhibit, endorsement, schedule, addendum or otherwise, are incorporated by reference. Any conflict between the terms contained in the body of the Agreement and such attachment will be governed by the terms contained in the body of the Agreement, except as specifically provided otherwise.

F. This Agreement shall be governed by and administered in accordance with the laws of the State of CONNECTICUT.

G. All notices required or permitted to be given by one party to the other under this Agreement shall be in writing, and shall be sufficient if either delivered in person, or sent by overnight delivery service, or sent by registered or certified mail, return receipt requested, to the parties at the respective addresses set forth below, or to such other address as the party to receive the notice has designated by notice to the other party. Notice may also be sent via facsimile, but the date of notice shall be deemed the date of receipt pursuant to one of the required modes of delivery.

     To Reinsurer:  RELIASTAR MANAGING UNDERWRITERS, INC.
                    110 WINNERS CIRCLE
                    BRENTWOOD, TENNESSEE  37027
                    ATTN:  GERALD PHILLIPS
                    FACSIMILE:  (615) 370-4087

     To Plan:       WELLCARE OF CONNECTICUT
                    FACSIMILE:        813-265-6214

The applicable provisions regarding limitations on reinsurance coverage, and the provisions of Articles V, VI, VII, VIII, IX, and X (Sections B, C, E, F, G) shall survive termination of this Agreement.

H. Coverage under this Agreement shall be secondary to any other insurance covering Members, and any other Plan reinsurance coverage.


IN WITNESS WHEREOF, the parties hereto by their respective duly authorized officers have executed this Agreement in duplicate as of the dates below:

BY: RELIASTAR MANAGING UNDERWRITERS, INC.
AS HEALTH MAINTENANCE ORGANIZATION REINSURANCE
UNDERWRITING MANAGER FOR AND ON BEHALF OF:

RELIASTAR LIFE INSURANCE COMPANY             WELLCARE OF CONNECTICUT

BY:  /s/ Jack L. LaMar                       BY:  /s/ Pradip C. Patel
     ---------------------------                  --------------------------
ITS: President                               ITS: Pradip C. Patel, President
     ---------------------------                  --------------------------
DATE:3/27/00                                 DATE:     03-24-00
     ---------------------------                  --------------------------

                                  ATTACHMENT A

Current hospital/physician contracted rates negotiated with the Plan shall either be attached or listed in such fashion so as to be easily identified (e.g. name, date, etc.), and such listed contracted rates shall be incorporated by reference.

[LIST OF CONTRACTED RATES]

                                  ATTACHMENT B

Applicable Member Service Agreement(s) shall either be attached or listed in such fashion so as to be easily identified (e.g. names, dates, etc.) and such listed Member Service Agreements shall be incorporated by reference.

[LISTED MEMBER SERVICE AGREEMENTS]

                                  ATTACHMENT C

               HMO Excess Risk Reinsurance Renewal Agreement Form
    Cover Page of Amended and Restated HMO Excess Risk Reinsurance Agreement

The parties hereby agree to amend, restate and renew Reinsurance Agreement Contract # 109132 001, to be effective at 12:01 a.m. at the location of the Plan on December 1, 2001 (Effective Date) and to continue through November 30, 2002 (Termination Date), subject to any revised reinsurance coverages, premium payments, limitations, and other terms as agreed to between the parties, and as contained in the attached Amended and Restated HMO Excess Risk Reinsurance Agreement, and its associated Attachments and Endorsements incorporated by reference.

ReliaStar Managing Underwriters, Inc.
on behalf of

RELIASTAR LIFE INSURANCE COMPANY             WELLCARE OF CONNECTICUT

BY:  /s/ Jack L. LaMar                       BY:  /s/ Pradip C. Patel
     ---------------------------                  --------------------------
ITS: President                               ITS: Pradip C. Patel, President
     ---------------------------                  --------------------------
DATE:3/27/00                                 DATE:     03-24-00
     ---------------------------                  --------------------------

                                  ATTACHMENT D

          Reinsurance Agreement Renewal Request Form And Questionnaire


Plan (WELLCARE OF CONNECTICUT) requests renewal of Reinsurance Agreement Contract # 109132 001. Plan expressly agrees that any material misrepresentation(s) or omission(s) on the renewal questionnaire below, or any of its supporting documentation, shall be grounds for immediate termination, at Reinsurer's sole discretion, subject to written notice by Reinsurer.


                        REINSURANCE RENEWAL QUESTIONNAIRE


A.   PLAN CONTACT NAME: _____________________
     TELEPHONE NUMBER:  _____________________
     FACSIMILE NUMBER:  _____________________

B. Please provide us with any updates on senior staff, address, phone number, fax number, etc.

C.   MEMBERSHIP:

CURRENT YEAR
----------------------------------------- ------------------- ----------------------------------------------------- ----------------
MCOs Covered under this                                                 Enrollment by Type of Membership
               Agreement                        Total               No. of                             No. of            Other
                                             Membership           Commercial                          Medicaid      (e.g. POS, etc.)
----------------------------------------- ------------------- ------------------- ---------------- ---------------- ----------------

----------------------------------------- ------------------- ------------------- ---------------- ---------------- ----------------

----------------------------------------- ------------------- ------------------- ---------------- ---------------- ----------------

----------------------------------------- ------------------- ------------------- ---------------- ---------------- ----------------

----------------------------------------- ------------------- ------------------- ---------------- ---------------- ----------------

----------------------------------------- ------------------- ------------------- ---------------- ---------------- ----------------






PROJECTED  YEAR
--------------------------------------------- ------------------ ------------------------------------------------------
MCOs Covered under this                                                    Enrollment by Type of Membership
                 Agreement                          Total              No. of            No. of            No. of
                                              Membership             Commercial         Medicaid          Medicare
--------------------------------------------- ------------------ ------------------- ---------------- -----------------


--------------------------------------------- ------------------ ------------------- ---------------- -----------------
--------------------------------------------- ------------------ ------------------- ---------------- -----------------

--------------------------------------------- ------------------ ------------------- ---------------- -----------------
--------------------------------------------- ------------------ ------------------- ---------------- -----------------

--------------------------------------------- ------------------ ------------------- ---------------- -----------------
--------------------------------------------- ------------------ ------------------- ---------------- -----------------

--------------------------------------------- ------------------ ------------------- ---------------- -----------------
--------------------------------------------- ------------------ ------------------- ---------------- -----------------

--------------------------------------------- ------------------ ------------------- ---------------- -----------------

D. COVERAGE REQUESTED - Complete attached form for each MCO requesting coverage.

E.   REQUIRED DOCUMENTATION


1. A copy of the applicable Member Service Agreement(s) applicable to the Reinsurance Agreement.

2. The complete claim experience information and Member months (per Membership Class) for dates _______,19__ to ______, 19__ for each deductible level requested.

3. A copy of Plans current Errors & Omissions and Directors & Officers insurance policies.

F. Reinsurer reserves the right to request additional information for underwriting purposes.

WELLCARE OF CONNECTICUT

By:___________________________

Its:__________________________

Date:_________________________

D.   COVERAGE REQUESTED:

------------------------------------------------------ ----------------------- --------------------------------------
                          SERVICE(S)                                   YES/NO          VALUATION METHOD/DAILY LIMITS/
                                                                       ------
                                                                                            CONVERSION FACTOR(S)
------------------------------------------------------ ----------------------- --------------------------------------
Eligible Inpatient Acute Rehabilitation
------------------------------------------------------ ----------------------- --------------------------------------
Eligible Inpatient Hospital Services:
------------------------------------------------------ ----------------------- --------------------------------------
       In Network
------------------------------------------------------ ----------------------- --------------------------------------
       Out of Network
------------------------------------------------------ ----------------------- --------------------------------------
Eligible Out of Area Emergency
------------------------------------------------------ ----------------------- --------------------------------------
Eligible Outpatient Health Services
------------------------------------------------------ ----------------------- --------------------------------------
Eligible Physician Services
------------------------------------------------------ ----------------------- --------------------------------------
Eligible Related Physician Services
------------------------------------------------------ ----------------------- --------------------------------------
Eligible Skilled Nursing Facility Services
------------------------------------------------------ ----------------------- --------------------------------------
Organ Transplants:
------------------------------------------------------ ----------------------- --------------------------------------
      Company Approved Transplant Contract
------------------------------------------------------ ----------------------- --------------------------------------
      Non-Company Approved Transplant Contract
------------------------------------------------------ ----------------------- --------------------------------------
Out of Area Conversion:                                                                         N/A
------------------------------------------------------ ----------------------- --------------------------------------
Insolvency Coverage:                                                                            N/A
------------------------------------------------------ ----------------------- --------------------------------------

----------------------- ----------------------------
         PERCENTAGE OF              DEDUCTIBLE(S)

         COINSURANCE(S)
----------------------- ----------------------------

----------------------- ----------------------------

----------------------- ----------------------------

----------------------- ----------------------------

----------------------- ----------------------------

----------------------- ----------------------------

----------------------- ----------------------------

----------------------- ----------------------------

----------------------- ----------------------------

----------------------- ----------------------------

----------------------- ----------------------------

----------------------- ----------------------------

----------------------- ----------------------------
         N/A                        N/A
----------------------- ----------------------------
         N/A                        N/A
----------------------- ----------------------------

                                  ATTACHMENT E
                        MONTHLY REINSURANCE LOSS REPORT*

                           RELIASTAR REINSURANCE GROUP
                           20 WASHINGTON AVENUE SOUTH
                          MINNEAPOLIS, MINNESOTA 55401

COMBINED ELIGIBLE SERVICES REPORT

NAME OF HMO:____________________________________________
ADDRESS:________________________________________________
TELEPHONE NO. (___)___-____

PREPARED BY: _______________________________

---------------------------- --------------- ---------------- ------------------ ------------- -------------- ------------
                                                                                  Dates of
                                                               Hospital Name or   Service /     Hospital       Hospital
                                              Primary          Provider Type      Admit &       Billed Amount  Paid Amount
 Member Name                  ID No.          Diagnosis                           Discharge
---------------------------- --------------- ---------------- ------------------ ------------- -------------- ------------
---------------------------- --------------- ---------------- ------------------ ------------- -------------- ------------

---------------------------- --------------- ---------------- ------------------ ------------- -------------- ------------

---------------------------- --------------- ---------------- ------------------ ------------- -------------- ------------

---------------------------- --------------- ---------------- ------------------ ------------- -------------- ------------

---------------------------- --------------- ---------------- ------------------ ------------- -------------- ------------

---------------------------- --------------- ---------------- ------------------ ------------- -------------- ------------

---------------------------- --------------- ---------------- ------------------ ------------- -------------- ------------

---------------------------- --------------- ---------------- ------------------ ------------- -------------- ------------

---------------------------- --------------- ---------------- ------------------ ------------- -------------- ------------

---------------------------- --------------- ---------------- ------------------ ------------- -------------- ------------

---------------------------- --------------- ---------------- ------------------ ------------- -------------- ------------

---------------------------- --------------- ---------------- ------------------ ------------- -------------- ------------

---------------------------- --------------- ---------------- ------------------ ------------- -------------- ------------

---------------------------- --------------- ---------------- ------------------ ------------- -------------- ------------

---------------------------- --------------- ---------------- ------------------ ------------- -------------- ------------

---------------------------- --------------- ---------------- ------------------ ------------- -------------- ------------

---------------------------- --------------- ---------------- ------------------ ------------- -------------- ------------

---------------------------- --------------- ---------------- ------------------ ------------- -------------- ------------

---------------------------- --------------- ---------------- ------------------ ------------- -------------- ------------

---------------------------- --------------- ---------------- ------------------ ------------- -------------- ------------

-------------------------------------------- ------------- ------------- ---------------
                                              Total Paid    Total Value
                             Hospital DRG     / Eligible    for           Grand total
                             value (if        for           Physician     eligible claim
 Member Name                 applicable)      Outpatient    Services
                                              Services
-------------------------------------------- ------------- ------------- ---------------
-------------------------------------------- ------------- ------------- ---------------

-------------------------------------------- ------------- ------------- ---------------

-------------------------------------------- ------------- ------------- ---------------

-------------------------------------------- ------------- ------------- ---------------

-------------------------------------------- ------------- ------------- ---------------

-------------------------------------------- ------------- ------------- ---------------

-------------------------------------------- ------------- ------------- ---------------

-------------------------------------------- ------------- ------------- ---------------

-------------------------------------------- ------------- ------------- ---------------

-------------------------------------------- ------------- ------------- ---------------

-------------------------------------------- ------------- ------------- ---------------

-------------------------------------------- ------------- ------------- ---------------

-------------------------------------------- ------------- ------------- ---------------

-------------------------------------------- ------------- ------------- ---------------

-------------------------------------------- ------------- ------------- ---------------

-------------------------------------------- ------------- ------------- ---------------

-------------------------------------------- ------------- ------------- ---------------

-------------------------------------------- ------------- ------------- ---------------

-------------------------------------------- ------------- ------------- ---------------

-------------------------------------------- ------------- ------------- ---------------

TO THE BEST OF MY KNOWLEDGE, THE ABOVE REPORT LISTS ALL CLAIMS WHICH EXCEED 50% OF OUR DEDUCTIBLE OR ARE EXPECTED TO EXCEED THE DEDUCTIBLE.

SIGNED______________________________________
TITLE: _____________________________________
DATE:_______________________________________

* Submission of this Report does not constitute notice of a Claim or Loss.

                                  ATTACHMENT F

REQUEST FOR HMO REINSURANCE REIMBURSEMENT
RELIASTAR REINSURANCE GROUP
20 WASHINGTON AVENUE SOUTH
MINNEAPOLIS, MN  55401

HMO _________________________________________

FINAL REPORT (YES OR NO)_____________________

Type of Contract:

Group ___________ Medicaid __________ Medicare (Risk) __________

Name of Member_______________________________

Name of Patient (if other than Member) _________________________________

Member ID No. _____________Relationship of Patient______________________

Date of Birth ___/___/___ Date of Loss/Injury/Illness ___/___/___

Diagnosis_______________________________________________________________

Eligibility of member/patient was verified:  Yes ___  No ___

Coordination of Benefits Potential:

Yes
---

No
---

Subrogation potential: Yes ___  No ___

Were subrogation procedures followed? Yes ___  No ___

Subrogation Status_____________________________________

Who is responsible for follow-up on subrogation status?

------------------------------- -------------- ------------------------ ----------------------------------
  ADMISSION/DISCHARGE DATES        NO. OF         NAME OF HOSPITAL          HOSPITAL CONTRACT (STATE
                                HOSPITAL DAYS                               SPECIFIC PER DIEM AMOUNT,
                                                                           DISCOUNT, CASE RATE, ETC.)
------------------------------- -------------- ------------------------ ----------------------------------
1)
------------------------------- -------------- ------------------------ ----------------------------------
2)
------------------------------- -------------- ------------------------ ----------------------------------
3)
------------------------------- -------------- ------------------------ ----------------------------------
4)
------------------------------- -------------- ------------------------ ----------------------------------

------------------------------- -------------- ------------------------ ----------------------------------
TOTALS:
------------------------------- -------------- ------------------------ ----------------------------------

----------------- --------------- ---------------
  AMOUNT PAID      ELIGIBLE AMT    REINSURANCE
                   PER CONTRACT    COINSURANCE
                                       (%)
----------------- --------------- ---------------

----------------- --------------- ---------------

----------------- --------------- ---------------

----------------- --------------- ---------------

----------------- --------------- ---------------

----------------- --------------- ---------------

----------------- --------------- ---------------


(If more space is needed, use reverse side.)

NOTE:  CLAIM REQUEST CANNOT BE PROCESSED WITHOUT THE FOLLOWING DOCUMENTATION:

                 REINSURANCE CALCULATION

1) Total Eligible Claims Incurred and Paid to Date          $_____________

2) Total Eligible Claims per Reinsurance Contract*          $_____________

3) HMO Reinsurance Deductible                               $_____________

4) Reinsurance Coinsurance(s)**                               ___________%

5) Claims Payable by Reinsurer (2-3x4=5)                    $_____________

6) Claims Previously Paid by Reinsurer (Include in #2)      $_____________

7) Reimbursement Due HMO (5-6=7)                            $_____________


  *Reinsurance max per diems applied


1) Fully Completed Reimbursement Form

2) Dates of Service

3) Dates of Payment

4) Amount Paid

5) Draft or Check Numbers or Copies of Draft or Check

6) Copies of UB92s

7) Calculator Tape Totaling Applicable Expenses

8) Invoices/Billings for Case Management Fees (if applicable)

9) Copy of Accident Report (if applicable)


**If more than one coinsurance, use worksheet

COMMENTS ON CLAIM:_____________________________________________
_______________________________________________________________
_______________________________________________________________
_______________________________________________________________

SUBMITTED BY (PRINT)___________________________________________
SIGNATURE  (REQUIRED) _________________________________________
TELEPHONE NO. _________________________________________________
DATE: _________________________________________________________

                                  ATTACHMENT F


------------------------------- -------------- ------------------------ ----------------------------------
  ADMISSION/DISCHARGE DATES        NO. OF         NAME OF HOSPITAL          HOSPITAL CONTRACT (STATE
                                HOSPITAL DAYS                               SPECIFIC PER DIEM AMOUNT,
                                                                           DISCOUNT, CASE RATE, ETC.)
------------------------------- -------------- ------------------------ ----------------------------------
5)
------------------------------- -------------- ------------------------ ----------------------------------
6)
------------------------------- -------------- ------------------------ ----------------------------------
7)
------------------------------- -------------- ------------------------ ----------------------------------
8)
------------------------------- -------------- ------------------------ ----------------------------------
9)
------------------------------- -------------- ------------------------ ----------------------------------
10)
------------------------------- -------------- ------------------------ ----------------------------------
11)
------------------------------- -------------- ------------------------ ----------------------------------
12)
------------------------------- -------------- ------------------------ ----------------------------------
13)
------------------------------- -------------- ------------------------ ----------------------------------
14)
------------------------------- -------------- ------------------------ ----------------------------------
15)
------------------------------- -------------- ------------------------ ----------------------------------
16)
------------------------------- -------------- ------------------------ ----------------------------------

------------------------------- -------------- ------------------------ ----------------------------------
TOTALS:
------------------------------- -------------- ------------------------ ----------------------------------


----------------- --------------- ---------------
  AMOUNT PAID      ELIGIBLE AMT    REINSURANCE
                   PER CONTRACT    COINSURANCE
----------------- --------------- ---------------

----------------- --------------- ---------------

----------------- --------------- ---------------

----------------- --------------- ---------------

----------------- --------------- ---------------

----------------- --------------- ---------------

----------------- --------------- ---------------

----------------- --------------- ---------------

----------------- --------------- ---------------

----------------- --------------- ---------------

----------------- --------------- ---------------

----------------- --------------- ---------------

----------------- --------------- ---------------

----------------- --------------- ---------------

----------------- --------------- ---------------


(Include in total on front page

                                  ATTACHMENT F

        CLAIMS WORKSHEET FOR APPLICATION OF DUAL OR MULTIPLE COINSURANCES
                (round all figures to nearest tenth of a percent)

                                    NUMBER 1
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ---------------
                      HOSPITAL        TYPE OF          ADMIT            D/C            TOTAL        REINSURANCE          A
                                      CONTRACT          DATE            DATE       INPATIENT DAYS   COINSURANCE     ACTUAL PAID
                                                                                                         %
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ---------------

------------------ --------------- --------------- --------------- --------------- --------------- --------------- ---------------

------------------ --------------- --------------- --------------- --------------- --------------- --------------- ---------------

------------------ --------------- --------------- --------------- --------------- --------------- --------------- ---------------

------------------ --------------- --------------- --------------- --------------- --------------- --------------- ---------------
     TOTALS
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ---------------

--------------- ---------------
      B               C
   ELIGIBLE         DAILY
  AMOUNT PER     REINSURANCE
   CONTRACT        MAXIMUMS
--------------- ---------------


--------------- ---------------

--------------- ---------------

--------------- ---------------

--------------- ---------------

--------------- ---------------


               NUMBER 2
-------------------------------------------
ELIGIBLE TOTAL CLAIM    $
(LESSER OF COLUMNS A, B OR C)
-------------------------------------------


ELIGIBLE TOTAL CLAIM:      $________________(NUMBER 2)
LESS DEDUCTIBLE            -________________
TOTAL SUBJECT
TO COINSURANCE             $________________(NUMBER 3

--------------------------------------------------------------------------------

               TO CALCULATE PERCENTAGE OF ELIGIBLE CLAIM FOR DUAL
COINSURANCE (I&II) FOLLOW STEPS 4 THROUGH 7 I COINSURANCE RATE ______% II COINSURANCE RATE: ______% NUMBER 4(Add all like coinsurances) NUMBER 5 (Add all like coinsurances) TOTAL $ ___________ TOTAL $__________ % of eligible claim _____% (Total divided by grand total) % of eligible claim _____% (Total divided by grand total)


TOTAL SUBJECT TO
COINSURANCE
(NUMBER 3):       $_____________
                  X _______% of eligible claim
TOTAL             $____________
                  X _______% coinsurance

TOTAL SUBJECT TO
COINSURANCE
(NUMBER 3):       $_____________
                  X _______% of eligible claim
TOTAL             $____________
                  X _______% coinsurance

NUMBER 6 $_____________                      NUMBER 7$___________

           ADD NUMBERS 6 AND 7 = TOTAL REIMBURSEMENT DUE $___________

                                 ENDORSEMENT OAC

This Endorsement is by and between ReliaStar Life Insurance Company and WellCare of Connecticut. The following provision is hereby made an additional part of the Agreement between the Reinsurer and the Plan.

                        OUT OF AREA CONVERSION PROVISION

In the event that a Member moves outside the Plan's service area, and coverage is terminated by the Plan, the Reinsurer shall, pursuant to the Member's certificate of coverage with the Plan, offer such Member, without evidence of insurability, a conversion policy with substantially similar benefits and at such rates as then ordinarily being offered through the Reinsurer, either directly or through Reinsurer's arrangements with other offering carriers, as determined by Reinsurer, to others eligible for conversion.

In the event that a Member elects coverage under such a conversion policy, the application for coverage must be received by the Reinsurer within 31 days of termination of the Member's coverage for moving from the service area.

In the event of material changes in legislation or Reinsurer's business, Reinsurer reserves the right to terminate this Endorsement.

Reinsurer shall not be liable to the Plan, and the Plan shall hold harmless and indemnify Reinsurer, for all claims arising from a Member with respect to conversion in the event the Reinsurer or its agents or representative does not receive the application in a timely manner.

Except as stated herein, all terms and conditions of the Agreement remain unchanged.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized officers have executed this Agreement in duplicate as of the dates below:

BY: RELIASTAR MANAGING UNDERWRITERS, INC.
AS HEALTH MAINTENANCE ORGANIZATION REINSURANCE
UNDERWRITING MANAGER FOR AND ON BEHALF OF:

RELIASTAR LIFE INSURANCE COMPANY             WELLCARE OF CONNECTICUT

BY:  /s/ Jack L. LaMar                       BY:  /s/ Pradip C. Patel
     ---------------------------                  --------------------------
ITS: President                               ITS: Pradip C. Patel, President
     ---------------------------                  --------------------------
DATE:3/27/00                                 DATE:     03-24-00
     ---------------------------                  --------------------------

                                  ENDORSEMENT R

                      ACCESS TO SERVICES AVAILABLE THROUGH
                        RELIASTAR LIFE INSURANCE COMPANY

This Endorsement is by and between ReliaStar Life Insurance Company (Reinsurer) and Wellcare Of Connecticut (Plan). The following provision is hereby made an additional part of the Agreement between the Reinsurer and the Plan.

WHEREAS, Reinsurer provides services directly and indirectly under products called ROSE(R), ROSEBUD(R), provider network organizations (PNO), and/or transplant network (hereinafter collectively referred to as "Services") to insurers and other entities and Plan is desirous of using the services.

WHEREAS, Plan is an entity providing benefits under a Member Service Agreement.

WHEREAS, Plan has a need to obtain the Services in connection with its administration and management of claims made by Members under Member Service Agreement(s).

     The parties agree as follows:

     1. SERVICES The services referenced hereunder are for the Plan's delivery of health services to Members enrolled under its Member Service Agreement(s) and shall mean the Services set forth in Exhibits A-1 through Exhibits A-6, and Plan shall pay a Fee for such Services, if any, as set forth in Exhibits A-1 through Exhibits A-6.

     2. ROSE(R) AND ROSEBUD(R) COMMUNICATION TO MEMBERS Any communications used or made by Plan to describe ROSE(R) and ROSEBUD(R) Services shall consist exclusively of Reinsurer prepared and approved forms, brochures, and otheR similar material. If Plan desires to prepare alternative forms of written communication, Reinsurer must pre-approve the material before use.

     3. REINSURER NAME AND INTELLECTUAL PROPERTY RIGHTS Plan shall not in any way use Reinsurer's name or trademarks in any communications unless pre-approved in writing by Reinsurer. The ROSE(R) and ROSEBUD(R) naMes are owned by Reinsurer and Reinsurer retains all rights to the names. All ROSE(R) and ROSEBUD(R) relaTed materials prepared by Reinsurer are owned by Reinsurer.

     4. DISCLAIMER AND NON-FIDUCIARY STATUS Reinsurer is not a fiduciary (ERISA or otherwise) of the Plan or for a Plan and Policy and has no discretionary authority in connection with a Policy or Plan. Reinsurer has no claims authority whatsoever and is only providing Services herein as consulting services to Plan. Plan retains all claim decision authority. Reinsurer is not in any way providing medical advice, treatment, or care to Members. Reinsurer makes no representations or warranties regarding the Services provided hereunder or costs savings as a result of Services or recommendations. All medical treatment decisions shall remain with treating providers and Members. Reinsurer is not providing legal, tax, or other like advice and is only providing information and consulting services to Plan.

     5. PLAN INDEMNIFICATION Plan shall hold harmless and indemnify Reinsurer from any claims, losses, damages, liabilities, costs, expenses or obligations (including attorney's fees) arising out of or resulting from (a) the negligence or willful acts of Plan in the non-performance of its obligations under this Endorsement; and (b) Services provided under this Endorsement; and (c) any claim or cause of action brought by a Plan, Covered Person, or other entity arising from or related to Services provided hereunder.

     6. RIGHTS AND PROCEDURES UPON TERMINATION If Plan is required to pay a fee for a Service, Plan shall be obligated to pay for all Services provided through the effective date of termination. All documentation generated by Reinsurer in connection with the provision of Services herein shall be and remain the property of Reinsurer. Upon termination, Plan shall immediately transfer to Reinsurer all of Reinsurer's brochures, marketing material, records, and all other documents used in connection with the provision of Services. Each party will take all other reasonable steps necessary to assure an orderly transition of the types of Services provided under this Endorsement. Termination of this Endorsement shall have no effect upon the rights and obligations of the parties arising out of any transactions or events occurring prior to the effective date of termination.

     7. WAIVER AND IMPOSSIBILITY The failure of either party to insist upon strict compliance with any provision of this Endorsement shall not constitute a waiver of any provision herein. Neither party shall be deemed to be in breach of this Endorsement if prevented from performing any obligation hereunder for any reason beyond its control.

     8. ASSIGNMENT Reinsurer may enter into agreements with subsidiaries, parents, or affiliates, or other entities to provide the services required under this Endorsement.

     9. SUCCESSORS AND ASSIGNS This Endorsement will be binding upon the parties and their respective successors and permitted assigns, which shall include subsidiaries and affiliates, but shall not otherwise be assignable by either of the parties, except for Reinsurer's right to assign Services as set forth herein.

     10. RELATIONSHIP The relationship of the parties under this Endorsement shall neither be that of employer and employee nor that of principal and agent. Plan is independently contracting with Reinsurer for access to and receipt of Services.

     11. CONFIDENTIALITY Plan agrees to maintain the confidentiality of any Reinsurer proprietary and confidential information disclosed to Plan. The parties will treat this Endorsement as confidential.

Except as stated herein, all terms and conditions of the Agreement remain unchanged.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized officers have executed this Endorsement in duplicate as of the dates below:

BY: RELIASTAR MANAGING UNDERWRITERS, INC.
AS HEALTH MAINTENANCE ORGANIZATION REINSURANCE
UNDERWRITING MANAGER FOR AND ON BEHALF OF:

RELIASTAR LIFE INSURANCE COMPANY             WELLCARE OF CONNECTICUT

BY:  /s/ Jack L. LaMar                       BY:  /s/ Pradip C. Patel
     ---------------------------                  --------------------------
ITS: President                               ITS: Pradip C. Patel, President
     ---------------------------                  --------------------------
DATE:3/27/00                                 DATE:     03-24-00
     ---------------------------                  --------------------------

                                   EXHIBIT A-1

                           ROSE(R) EDUCATION RESOURCES


1.   RESOURCES. ROSE(R)Education Resources are:

     a.   Attendance at annual ROSE(R)seminar.

     b.   Receipt of ROSE(R)Resource Newsletter.

     c.   Access to ROSE(R)Resource Manual.

2. FEE. There is no fee due Reinsurer. Reinsurer may from time to time arrange for certain enhanced services provided to Plan by third parties on a fee-for-service basis upon approval by Plan.


                                   EXHIBIT A-2

                               ROSEBUD(R) SERVICES

1.   SERVICES. ROSEBUD(R)Services are:

     a. Pregnancy screening and education program (Special Delivery), including phone contact monitoring of Members and transmittal of education brochures.

     b. Recommended referral and access to perinatal and neonatal case management services.

     c. Evaluation of premature infant cases and recommendations on appropriate or alternative care.

     d.   As necessary, ongoing case management and monitoring.

     e. Evaluation of care upon infant discharge and recommendations on appropriate care.

2. ABBOTT. For Plans receiving ROSEBUD(R) Services, Abbott Northwestern Hospital, Inc. ("Abbott") is a division of Allina Health System, a Minnesota non-profit corporation with its principal place of business at 800 East 28th Street, Minneapolis, Minnesota. Plan acknowledges that Reinsurer has contracted with Abbott to obtain administrative services and consulting services for Reinsurer's ROSEBUD(R) program. Plan acknowledges and agrees that Abbott is an independent contractor of Reinsurer in connection with the ROSEBUD(R) program.

3. ACCESS. Reinsurer shall designate to Abbott that the Plan is eligible to receive Services.

4. PLAN DESIGNATION TO ABBOTT AND PROVISION OF SERVICES. Plan shall designate to Abbott a Member's claim(s) ("Case") and Abbott shall review the Case in order to determine whether Services will be provided. Upon acceptance by Abbott of the Case, Abbott shall perform any or all of the Services. Reinsurer, through Abbott, reserves the right to provide Services as it deems appropriate in its sole discretion and to not provide services on a Case or cease providing services on a Case, at its sole discretion.

5. FEES. For Special Delivery Program Services, Plan shall pay Abbott a fee in the amount of $200 per case. For ROSEBUD perinatal and neonatal case management services provided by Abbott at a rate of $85.00 per hour, Reinsurer will pay to Abbott on behalf of the plan up to 5% of gross premium for medicaid Members, and 3% for Commercial and non-medicaid Members, for any given contract year. Plan may continue to use ROSEBUD perinatal and neonatal case management services and upon notice from Reinsurer to the Plan and Abbott that the respective percentage has been paid by Reinsurer, the Plan shall be responsible for payment of those services directly to Abbott. Abbott shall bill Plan directly and Plan shall timely remit payment within the time set forth on the invoice or bill. Plan acknowledges that the fee for Services provided herein may change from time to time at Reinsurer's sole discretion. Reinsurer shall provide advance notice of any changes in fees. Reinsurer may from time to time arrange for certain enhanced consulting services provided to Plan by third parties on a fee-for-service basis upon approval by the Plan.

                                   EXHIBIT A-3

                          ACCESS TO TRANSPLANT NETWORK

1. SERVICES. Reinsurer shall provide to the Plan access to and referral to the transplant network of United Resource Networks (URN), a division of United HealthCare Service, Inc. (UHS) The network consists of Participating Providers (as that term is defined in the Reinsurer/UHS Agreement) that have entered into hospital participation agreements with UHS to provide inpatient and outpatient health care services and supplies associated with organ and tissue transplantation.

2. AGREEMENT. Prior to the Plan's receipt of health care facility data or pricing information from UHS, Plan shall execute a confidentiality or Guarantee of Payment Agreement in the form prescribed by UHS. Access to the UHS network is contingent upon execution of the Guarantee of Payment Agreement.

3. APPROVAL. Plan acknowledges and agrees that UHS reserves the right to approve the Plan based on criteria established by UHS.

4. ACCESS. The Plan cannot offer access to the UHS transplant network to any third party without the express written approval of UHS.

5. REFERRAL. Plan shall not refer to the network or UHS or its affiliates in marketing material, without the written approval of UHS.

6. APPROVAL FOR PAYMENT. Plan shall be responsible for executing an Approval for Payment for Transplant Services letter, in the form prescribed by UHS, for each transplant case referred to UHS by the Plan.

7. FEES. For each Approved Transplant, as that term is defined in the Transplant Network Agreement between UHS and Reinsurer and/or other services, Plan shall pay to UHS Approved Transplant and/or other services fees set by UHS. Reinsurer may from time to time arrange for certain enhanced services provided to Plan by third parties on a fee-for-service basis upon approval by Plan.

8. PLAN OBLIGATIONS. Reinsurer is not directly or indirectly liable or obligated to UHS, Participating Providers, or to any party for the Plan's payment obligations to UHS or Participating Providers.

9. REINSURER NON-LIABILITY. Reinsurer is not directly or indirectly liable or obligated to the Plan for any negligence, misconduct, dishonesty, or other acts of UHS, Participating Providers and their employees, agents or representatives in connection with Plan and Member access and involvement in the transplant network and receipt of services from UHS and the Participating Providers.

10. WAIVER. Plan waives and releases Reinsurer from any liability in connection with the transplant network and services provided by UHS and Participating Providers.

11. THIRD PARTY BENEFICIARY. Plan acknowledges and agrees that Reinsurer shall be a third party beneficiary under the Guarantee of Payment Agreement with respect to the Approved Transplant fee, as those terms are defined in the Reinsurer/UHS Agreement.

                                   EXHIBIT A-4

                         ROSE(R) CONSULTING AND EXPERTS


1.   SERVICES. Plan shall have access to:

     a. Consultants to provide recommendation on current case management procedures and cases.

     b.   Referral to applicable research on treatments and other like topics.

     c.   Referral to specialized case managers.

     d.   Physician and other Professional Consultants in specialized areas.

2. CONSULTING ONLY. Plan acknowledges that the services are only consultative in nature and Reinsurer cannot make benefit decisions for the Plan. The provision of services will be at the discretion of Reinsurer.

3. FEE. There is no fee for internal Reinsurer consulting and expert services, and external consulting and expert services may be provided on a fee-for-service basis, unless otherwise agreed to by the parties. Reinsurer may from time to time arrange for certain enhanced services provided to Plan by third parties on a fee-for-service basis upon approval by Plan. EXHIBIT A-5

                    ACCESS TO PROVIDER NETWORK ORGANIZATIONS


1. ACCESS. Plan shall have access to provider network organizations (PNO) that have agreements with various providers and can negotiate discounts on behalf of and for Plan.

2. REINSURER. Reinsurer is not providing the service to Plan and does not guarantee or make any representations regarding any of the services provided. Reinsurer may transmit claims information to the organization on behalf of the Plan, but Plan remains solely responsible for all claims, benefits, eligibility, and other determinations. Plan is solely responsible for payment to the providers.

3. PAYMENT FOR ORGANIZATION SERVICES. Plan shall be solely responsible for all payments to the PNO for its services.

4. FEE. There is no fee due Reinsurer for providing access to the PNO. The PNO will directly bill Plan for repricing services rendered. Reinsurer may from time to time arrange for certain enhanced services provided to Plan by third parties on a fee-for-service basis upon approval by Plan.

                                   EXHIBIT A-6

                      ACCESS TO DISEASE MANAGEMENT SERVICES


1.   SERVICES. Plan shall have access to:

     a. Consultants to provide education, direction and guidance as to available and appropriate prevention approaches, treatment plans and interventions for patients diagnosed with certain diseases.

     b. A range of disease management service options through selected third parties including specialized patient management, patient identification and impact analysis, and comprehensive disease management services.

2. NOT TREATMENT. Plan acknowledges that the services are only consultative in nature and Reinsurer cannot directly or indirectly deliver health care services or provide utilization review services for Plan or its members.

3. PLAN OBLIGATIONS. Plan is required to enter a separate agreement with the provider of disease management services or consulting. Reinsurer is not directly or indirectly liable or obligated for the Plan's payment obligations to the disease management provider.

4. FEE. There is no fee due Reinsurer for providing access to disease management service providers or consultants. Plan is required to pay such service providers on a fee-for-service or other agreed upon basis under a separate agreement(s) with such provider(s).

                                 ENDORSEMENT ER
                                EXPERIENCE REFUND

This Endorsement is by and between ReliaStar Life Insurance Company (Reinsurer) and WELLCARE OF CONNECTICUT (Plan). The following provision is hereby made an additional part of the Agreement between the Reinsurer and the Plan.

The Experience Refund shall be calculated by the Reinsurer upon written certification from Plan to Reinsurer, in a form prescribed by Reinsurer, of the final amount of Losses that have been or will be reimbursed to the Plan for the ER Term. The Experience Refund shall be calculated within ninety (90) days from written certification from Plan to Reinsurer, as follows:

1) PREMIUM CREDIT - Reinsurer shall calculate a credit in the amount of 75% of the premium received by the Reinsurer from the Plan during the ER Term.

2) LOSS DEBT - Reinsurer shall calculate a debit in the amount of Losses agreed to be the final amount of Losses that have been or shall be reimbursed to the Plan for the EPR Term.

3)   NET BALANCE - Step 1. Premium Credit less Step 2. Loss Debit.

4) EXPERIENCE REFUND - The Experience Refund shall be 30% of the Step. 3 Net Balance, provided that the Step 3. Net Balance is greater than zero (0).

FOR ANY CONSECUTIVE ER TERM IN WHICH THE APPLICATION OF THE ABOVE CALCULATION RESULTS IN A DEFICIT BALANCE, SUCH DEFICIT BALANCE SHALL BE CARRIED FORWARD AND APPLIED AGAINST FUTURE CALCULATIONS OF THE EXPERIENCE REFUND. A DEFICIT BALANCE WILL BE CARRIED FORWARD FOR A MAXIMUM OF THREE (3) ER TERMS.

Any payment due the Plan under this Endorsement shall be contingent upon renewal of coverage with annual renewal premium of at least 50% of the average annual premium of the expiring ER Term.


FOR PURPOSES OF CALCULATING THE EXPERIENCE REFUND ONLY, LOSSES AND PREMIUM UNDER THIS REINSURANCE COVERAGE SHALL BE COMBINED WITH LOSSES AND PREMIUM UNDER THE REINSURANCE COVERAGE FOR WELLCARE OF NEW YORK, AGREEMENT #109133 001.

Except as stated herein, all terms and conditions of the Agreement remain unchanged.

IN WITNESS WHEREOF, THE PARTIES HERETO BY THEIR RESPECTIVE DULY AUTHORIZED OFFICERS HAVE EXECUTED THIS AGREEMENT IN DUPLICATE AS OF THE DATES BELOW:

BY: RELIASTAR MANAGING UNDERWRITERS, INC.
AS HEALTH MAINTENANCE ORGANIZATION REINSURANCE
UNDERWRITING MANAGER FOR AND ON BEHALF OF:

RELIASTAR LIFE INSURANCE COMPANY             WELLCARE OF CONNECTICUT

BY:  /s/ Jack L. LaMar                       BY:  /s/ Pradip C. Patel
     ---------------------------                  --------------------------
ITS: President                               ITS: Pradip C. Patel, President
     ---------------------------                  --------------------------
DATE:3/27/00                                 DATE:     03-24-00
     ---------------------------                  --------------------------

                                 AMENDMENT NO. I

                                       to


                                 HMO EXCESS RISK
                              REINSURANCE AGREEMENT

                  (hereinafter referred to as the "Agreement")


                         RELIASTAR CONTRACT #109032 001


                             issued to the following


                             WELLCARE OF CONNECTICUT
                                 NORTH HAVEN, CT


                     (hereinafter referred to as the "Plan")


                                       by


                        RELIASTAR LIFE INSURANCE COMPANY
                             MINNEAPOLIS, MINNESOTA


                  (hereinafter referred to as the "Reinsurer")

                                   PROVISION I



ARTICLE IV, PREMIUM PAYMENT, ITEM A, is hereby amended as follows:

     $0.96 per Member per month for Commercial Members
     $1.10 per Member per month for Point of Service Members

THE PER MEMBER PER MONTH PREMIUM RATE STATED ABOVE SHALL NOT APPLY IF THE ACTUAL LOSSES REPORTED BY THE PLAN IN ACCORDANCE WITH ARTICLE V, SECTION A - NOTICE OF LOSSES OF THE REINSURANCE AGREEMENT, FOR THE AGREEMENT YEAR DECEMBER 1, 1999 THROUGH NOVEMBER 30, 2000 EXCEED A 90% LOSS RATIO. THE REINSURER MAY, AT ITS OPTION, AND WITHOUT WAIVER OF ANY OTHER RIGHT OR REMEDY, ADJUST THE PER MEMBER PER MONTH PREMIUM RATE UP TO A MAXIMUM OF TWENTY-FIVE (25%) AND SUCH PREMIUM ADJUSTMENT WILL BE EFFECTIVE AS OF THE FIRST DAY OF THE AGREEMENT YEAR DECEMBER 1,1999 THROUGH NOVEMBER 30, 2000.


This Amendment shall become effective DECEMBER 1, 1999 and continue in effect concurrently with the Agreement referred to herein.

Except as stated herein, all terms and conditions of the Agreement remain unchanged.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized officers have executed this Agreement in duplicate as of the dates below:

BY: RELIASTAR MANAGING UNDERWRITERS, INC.
AS HEALTH MAINTENANCE ORGANIZATION REINSURANCE UNDERWRITING MANAGER FOR AND ON BEHALF OF:

WELLCARE OF CONNECTICUT                      RELIASTAR LIFE INSURANCE COMPANY

BY:  /s/ Jack L. LaMar                       BY:  /s/ Pradip C. Patel
     ---------------------------                  --------------------------
ITS: President                               ITS: Pradip C. Patel, President
     ---------------------------                  --------------------------
DATE:3/27/00                                 DATE:     03-24-00
     ---------------------------                  --------------------------